SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2007

MBIA INC.

(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 914-273-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 3, 2007, the Board of Directors of MBIA Inc. (the “Company”) approved an amendment of the Company’s By-Laws requiring that nominees for election as directors receive a majority, rather than a plurality, of votes cast in an uncontested election to be elected as directors. A director who receives less than a majority of the votes cast will be required to tender a resignation within five business days of the certification of the election results, and the Board is required to accept that resignation, absent a compelling reason, within 90 days of the certification.

Pursuant to the amendment, the last sentence of Section 2.04 of the By-Laws, which had provided for plurality voting in elections of directors, was replaced with the new majority voting provision. Section 2.04 in its entirety, as amended, reads as follows:

“Section 2.04. Election and Term of Directors. Except as otherwise provided in Section 2.14 of these By-Laws, the Directors shall be elected at each Annual Meeting of the shareholders to hold office until the next Annual Meeting of shareholders. Each Director shall hold office for the term for which he or she is elected and until such director’s successor has been duly elected and qualified, or until a earlier death, resignation, removal or a court order stating that by reason of incompetency or any other lawful cause, he or she is no longer a Director in office. If the Annual Meeting for the election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon thereafter as convenient. Except as otherwise required by applicable law or the Certificate of Incorporation, (i) in a contested director election where the number of nominees exceeds the number of directors to be elected, each Director shall be elected by a plurality of the votes cast “for” his or her election at a meeting of shareholders at which a quorum is present in person or by proxy and entitled to vote in the election; (ii) in all other elections, each Director shall be elected by a majority of the votes cast “for” his or her election at a meeting of shareholders at which a quorum is present in person or by proxy and entitled to vote in the election. Any incumbent nominee for Director who, in an uncontested director election, fails to receive a majority of votes cast “for” his or her election shall tender his or her resignation no later than five (5) business days after the date of the certification of the election results and, no later than ninety (90) days from such certification, the Board shall accept such resignation absent a compelling reason. [Sections 33-712, 33-737, 33-739]”

The By-Laws as amended are attached as Exhibit 3.2 hereto. The foregoing summary description of the By-Laws as amended is qualified in its entirety by reference to Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 3.2	By-laws as Amended as of May 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/ Ram D. Wertheim
Ram D. Wertheim
General Counsel

Date: May 9, 2007

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Dated May 3, 2007

Exhibit 3.2	By-laws as Amended as of May 3, 2007